UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2007
Motorola, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zipcode)
(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events
Motorola, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (“Motorola’s 2006 Annual Report”) to reflect the realignment in the Company’s business segment reporting structure and to reflect recently identified immaterial adjustments initially described in the Company’s Current Report on Form 8-K filed on July 17, 2007 (the “July 17 Form 8-K”).
Effective as of the second quarter of 2007, the Company realigned its operations into three operating business segments in order to better align its operations with the evolving nature of its customers and served markets. As a result, the Company now reports financial results for the following operating business segments: (i) Mobile Devices, (ii) Home and Networks Mobility, and (iii) Enterprise Mobility Solutions.
The Company is recasting the presentation of its reportable segments for all periods presented in Motorola’s 2006 Annual Report. These changes do not affect the Company’s Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows.
The Company is also recasting the presentation of certain financial information for all periods presented in Motorola’s 2006 Annual Report to reflect the immaterial adjustments to the Company’s Consolidated Statements of Operations, Consolidated Balance Sheets and Consolidated Statements of Cash Flows that were initially reported by the Company in the July 17 Form 8-K.
Item 9.01 of this Current Report on Form 8-K provides the updated “Item 8. Financial Statements and Supplementary Data” (with updates to the Company’s Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Cash Flows and Notes 1, 2, 11, 13, 14, and 16) from Motorola’s 2006 Annual Report to reflect the realigned segment structure and immaterial adjustments described above.
This Current Report does not update the information presented in Motorola’s 2006 Annual Report for other subsequent events since the filing of Motorola’s 2006 Annual Report. For significant developments since the filing of Motorola’s 2006 Annual Report, refer to the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2007 and June 30, 2007.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following are filed as Exhibits to this Report.
Exhibit 23     Consent of Independent Registered Public Accounting Firm
Exhibit 99     “Item 8. Financial Statements and Supplementary Data,” from Motorola, Inc.’s Annual Report on Form 10-K for the year ended
                      December 31, 2006 (updated to reflect a realignment in the Company’s segment reporting structure and immaterial adjustments)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Date: August 3, 2007	By:	/s/ Marc E. Rothman
Marc E. Rothman
Senior Vice President, Finance and Corporate Controller